AMENDMENT NO. 6 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT dated as of June 30, 2017 (this “Amendment”), is among DIVERSIFIED RESTAURANT HOLDINGS, INC., a Nevada corporation (“Holdings” and a “Guarantor”), each of the undersigned Subsidiaries of Holdings identified as a “Borrower” on the signature pages hereto (each, a “Borrower” and, collectively, the “Borrowers”), each of the undersigned Subsidiaries of Holdings identified as a “Guarantor” on the signature pages hereto (each, a “Guarantor” and together with Holdings, collectively, the “Guarantors”), CITIZENS BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders (as defined below) party hereto.

RECITALS:

A.Holdings, the Borrowers, the lenders from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of June 29, 2015 (as amended by Amendment No. 1 to Credit Agreement dated as of July 27, 2015, Amendment No. 2 to Credit Agreement dated as of August 24, 2015, Amendment No. 3 to Credit Agreement dated as of December 22, 2015, Limited Consent dated as of October 19, 2016, Amendment No. 4 to Credit Agreement and Limited Consent dated as of December 23, 2016 and Amendment No. 5 to Credit Agreement dated as of March 27, 2017, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
B.Holdings and the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth below.
C.Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders party hereto have agreed to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1.    AMENDMENT. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)    The definition of “Consolidated EBITDA” in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, with respect to the Consolidated Group for any period, an amount equal to the sum of (a) Consolidated Net Income for such period, plus (b) the following to the extent deducted in arriving at Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) the provision for federal, state, local and foreign income taxes (and franchise tax in the nature of income tax), (iii) depreciation and amortization expense, (iv) Pre-Opening Expense, (v) non-cash stock compensation charges, (vi) other non-cash items reducing Consolidated Net Income that do not represent a cash item in such period or any future period, (vii) nonrecurring expenses; provided that the aggregate amount of such expenses added back pursuant to this clause (vii) during any Four-Quarter Period shall not exceed $500,000, (viii) extraordinary losses, (ix) nonrecurring cash fees and expenses paid in connection with the Bagger Dave’s Legendary Burger Tavern Restaurant Spin-Off; provided that the aggregate amount of such fees and expenses added back pursuant to this clause (ix) during the term of this Agreement shall not exceed $250,000, and (x) with respect to any period that includes a Fiscal Quarter that ended on or prior to June 30, 2017, expected cost savings and operating expense reductions related to operating improvements, restructurings and cost saving initiatives that have been identified to the Administrative Agent prior to June 30, 2017 and which are pursuant to actions that have been already taken in an aggregate amount for such Fiscal Quarter equal to $734,650 (in the case of the Fiscal Quarter ending on or about September 30, 2016), $596,153 (in the case of the Fiscal Quarter ending on or about December 31, 2016), $619,744 (in the case of the Fiscal Quarter ending on or about March 31, 2017) and $460,232 (in the case of the Fiscal Quarter ending on or about June 30, 2017), minus (c) the following to the extent included in arriving at Consolidated Net Income for such period, (i) federal, state, local and foreign income tax credits, (ii) all non-cash items increasing Consolidated Net Income for such period, (iii) cash capital gains and (iv) nonrecurring and extraordinary gains; provided that, for the purpose of calculating the Consolidated Lease-Adjusted Leverage Ratio and the Consolidated Debt Service Coverage Ratio, with respect to each Fiscal Quarter set forth on Schedule 1.1(d), the Consolidated EBITDA for such Fiscal Quarter shall be deemed to be the amount set forth opposite such Fiscal Quarter on such Schedule.

(b)    Section 10.17(a) of the Credit Agreement is amended by replacing the table set forth therein with the following table:

Date of Measurement	Maximum Consolidated Lease-Adjusted Leverage Ratio
Last day of the Fiscal Quarter ending on or about June 30, 2017 through the day immediately prior to the end of the Fiscal Quarter ending on or about December 31, 2017	6.25 to 1.00
Last day of the Fiscal Quarter ending on or about December 31, 2017 through the day immediately prior to the end of the Fiscal Quarter ending on or about March 31, 2018	6.00 to 1.00
Last day of the Fiscal Quarter ending on or about March 31, 2018 through the day immediately prior to the end of the Fiscal Quarter ending on or about December 31, 2018	5.75 to 1.00
Last day of the Fiscal Quarter ending on or about December 31, 2018 through the day immediately prior to the end of the Fiscal Quarter ending on or about December 31, 2019	5.50 to 1.00
Last day of the Fiscal Quarter ending on or about December 31, 2019 and thereafter	5.25 to 1.00

(c)    The schedules to Exhibit E to the Credit Agreement are hereby amended to incorporate those changes that are necessary in order to conform the calculation(s) of the financial covenants set forth therein to the amendment(s) of the financial covenants and related definitions contemplated by this Amendment. A copy of the revised Exhibit E to the Credit Agreement has been provided to Holdings and the Borrowers.

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of any Loan Document are intended to be affected hereby.

Section 2.    CONDITIONS PRECEDENT. The parties hereto agree that this Amendment shall be effective as of the date first written above upon (a) the Administrative Agent’s receipt of counterparts of this Amendment duly executed by each Borrower, each Guarantor, the Administrative Agent and Lenders constituting Required Lenders, (b) the payment by the Borrowers of an amendment fee to each Lender party hereto in the amount of 0.25% (25.0 basis points) of such Lender’s Total Credit Exposure (which amount shall be delivered to the Administrative Agent for distribution to such Lenders) and (c) the payment by the Borrowers of all other documented fees and expenses (including estimated fees and expenses) due to Citizens and its counsel (without prejudice to rights of reimbursement at a later date for any amounts not so invoiced on or prior to the date hereof). The parties hereto further agree that upon the effectiveness of this Amendment as provided in the preceding sentence the amendments set forth in Section 1 above shall be retroactively applicable to the calculation of the financial covenants for the Four-Quarter Period ending on or about June 30, 2017.

Section 3.    REPRESENTATIONS AND WARRANTIES.

(a)    In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Holdings and each Borrower represents and warrants to the Administrative Agent and the Lenders party hereto as follows:

(i)    the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty is true and correct on and as of such earlier date and except that, for purposes of this Amendment, the representations and warranties contained in Section 8.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 9.1 of the Credit Agreement.

(ii)    since December 28, 2015, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iii)    no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)    In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

Section 4.    MISCELLANEOUS.

(a)    Ratification and Confirmation of Loan Documents. Each Borrower and each Guarantor hereby consents, acknowledges and agrees to the amendment(s) set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to any Guarantor, the continuation of its payment and performance obligations under the Guaranty or the Subsidiary Guaranty Agreement, as the case may be, and, with respect to each Borrower and each Guarantor, the continuation and extension of the liens granted under the Collateral Documents to secure the Obligations), in each case upon and after the effectiveness of the amendment(s) contemplated hereby.

(b)    Fees and Expenses. The Borrowers shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(c)    Governing Law; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 14.5 and 14.6 of the Credit Agreement.

(d)    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing and in accordance with Section 14.2 of the Credit Agreement. This Amendment is a Loan Document.

(f)    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(g)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, each Guarantor, the Administrative Agent, each Lender and their respective successors and assigns (subject to Section 14.10 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to Credit Agreement to be executed by their duly authorized officers, all as of the date and year first written above.

BORROWERS:
AMC ADRIAN, INC.
AMC BAGLEY, INC.
AMC BIRCH RUN, INC.
AMC CALUMET CITY, INC.
AMC CHESTERFIELD, INC.
AMC CHICAGO, INC.
AMC CLEARWATER, INC.
AMC CROWN POINT INC.
AMC DETROIT, INC.
AMC FLINT, INC.
AMC FT. MYERS, INC.
AMC GRAND BLANC, INC.
AMC HAMMOND INC.
AMC HOBART INC.
AMC HOMEWOOD, INC.
AMC LAKELAND, INC.
AMC LANSING, INC.
AMC LAPEER, INC.
AMC LARGO, INC.
AMC MARQUETTE, INC.
AMC NORTH PORT, INC.
AMC OLDSMAR, INC.
AMC PETOSKEY, INC.
AMC PINELLAS PARK, INC.
AMC PORT HURON, INC.
AMC RIVERVIEW, INC.
AMC ROYAL OAK, INC.
AMC SARASOTA, INC.
AMC SAULT STE. MARIE, INC.
AMC SCHERERVILLE INC.

By:     \s\ David G. Burke
Name: David G. Burke
Title: Treasurer

BORROWERS (continued):
AMC TRAVERSE CITY, INC.
AMC TRINITY, INC.
AMC TROY, INC.
AMC VALPARAISO INC.
AMC WARREN, LLC
AMC WESLEY CHAPEL, INC.
AMC YBOR, INC.
ANKER, INC.
BEARCAT ENTERPRISES, INC.
BUCKEYE GROUP, LLC
BUCKEYE GROUP II, LLC
DMM GROUP, LLC
FLYER ENTERPRISES, INC.
MCA ENTERPRISES BRANDON, INC.
TMA ENTERPRISES OF NOVI, INC.

By:     \s\ David G. Burke
Name: David G. Burke
Title:    Treasurer

BORROWERS (continued):
AMC BALLWIN, INC.
AMC BELLEVILLE, INC.
AMC BRENTWOOD, INC.
AMC CAPE CORAL, INC.
AMC CHESTERFIELD MISSOURI, INC.
AMC COLUMBIA, INC.
AMC CREVE COEUR MISSOURI, INC.
AMC EDWARDSVILLE, INC.
AMC FENTON MISSOURI, INC.
AMC JEFFERSON CITY, INC.
AMC KIRKWOOD, INC.
AMC LAKE OZARK, INC.
AMC O’FALLON ILLINOIS, INC.
AMC O’FALLON MISSOURI, INC.
AMC ROLLA, INC.
AMC SOUTH TAMPA, INC.
AMC ST. CHARLES, INC.
AMC ST. LOUIS, INC.
AMC ST. PETERS, INC.
AMC WENTZVILLE, INC.
AMC BRADENTON, INC.
AMC TYRONE, INC.

By:     \s\ David G. Burke
Name:     David G. Burke
Title: Treasurer

GUARANTORS:

DIVERSIFIED RESTAURANT HOLDINGS, INC.

By:     \s\ David G. Burke
Name: David G. Burke
Title: President and Chief Executive Officer
AMC GROUP, INC.
AMC WINGS, INC.
AMC REAL ESTATE, INC.

By:      \s\ David G. Burke
Name: David G. Burke
Title: Treasurer

ADMINISTRATIVE AGENT / LENDERS:

CITIZENS BANK, NATIONAL ASSOCIATION, as Administrative Agent, LC Issuer and a Lender

By:    \s\ Joseph Philip
Name:     Joseph Philip
Title:     Vice President

BMO HARRIS BANK, N.A., as a Lender

By:    \s\ Elizabeth Kurtti
Name:     Elizabeth Kurtti
Title:     Director

FIFTH THIRD BANK, as a Lender

By:    \s\ Douglas P. Best
Name:     Douglas P. Best
Title:    Vice President

REGIONS BANK, as a Lender

By:    \s\ Jay Sim
Name:     Jay Sim
Title:    Director

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:    \s\ Kevin Contat
Name:     Kevin Contat
Title:    Vice President